UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-04797

Oppenheimer Equity Income Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: October 31

Date of reporting period: 1/31/2019

Item 1. Schedule of Investments.

STATEMENT OF INVESTMENTS January 31, 2019 Unaudited

	Shares	Value
Common Stocks—94.2%
Consumer Discretionary—8.7%
Auto Components—0.7%
Lear Corp.	141,000	$21,704,130

Automobiles—2.9%
General Motors Co.	2,175,880	84,902,838

Hotels, Restaurants & Leisure—0.9%
McDonald’s Corp.	147,260	26,327,143

Household Durables—0.5%
Newell Brands, Inc.	758,000	16,077,180

Media—1.3%
Comcast Corp., Cl. A	1,051,460	38,451,892

Multiline Retail—1.9%
Nordstrom, Inc.	332,620	15,436,894
Target Corp.	558,320	40,757,360
		56,194,254

Specialty Retail—0.5%
Lowe’s Cos., Inc.	145,000	13,943,200

Consumer Staples—7.9%
Beverages—3.0%
Coca-Cola Co. (The)	1,832,610	88,203,519

Food & Staples Retailing—1.5%
Walmart, Inc.	473,320	45,358,256

Food Products—0.6%
Conagra Brands, Inc.	532,000	11,512,480
McCormick & Co., Inc.	51,800	6,404,552
		17,917,032

Household Products—0.8%
Procter & Gamble Co. (The)	238,290	22,987,836

Tobacco—2.0%
Philip Morris International, Inc.	764,310	58,637,863

Energy—12.9%
Energy Equipment & Services—0.3%
Baker Hughes a GE Co., Cl. A	386,600	9,112,162

Oil, Gas & Consumable Fuels—12.6%
Anadarko Petroleum Corp.	762,660	36,096,698
BP plc, Sponsored ADR	1,292,190	53,134,853

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STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Oil, Gas & Consumable Fuels (Continued)
Chevron Corp.	481,110	$55,159,261
ConocoPhillips	212,830	14,406,463
Enbridge, Inc.	849,730	31,117,112
EOG Resources, Inc.	187,380	18,588,096
Marathon Petroleum Corp.	451,027	29,885,049
Royal Dutch Shell plc, Cl. A, Sponsored ADR	957,820	59,126,229
Ship Finance International Ltd.	1,424,270	17,319,123
Suncor Energy, Inc.	1,822,030	58,888,010
		373,720,894

Financials—23.5%
Capital Markets—3.7%
Apollo Global Management LLC, Cl. A1	497,445	14,565,190
BlackRock, Inc., Cl. A	75,050	31,151,754
Blackstone Group LP (The)[1]	634,900	21,396,130
Charles Schwab Corp. (The)	275,000	12,861,750
Goldman Sachs Group, Inc. (The)	147,120	29,131,231
		109,106,055

Commercial Banks—10.7%
Bank of America Corp.	3,444,360	98,060,929
BB&T Corp.	649,550	31,698,040
Citigroup, Inc.	2,045,410	131,847,129
JPMorgan Chase & Co.	256,360	26,533,260
KeyCorp	601,590	9,908,187
Zions Bancorp NA	389,290	18,526,311
		316,573,856

Consumer Finance—1.0%
Navient Corp.	2,469,290	28,149,906

Insurance—2.3%
Prudential Financial, Inc.	746,680	68,799,095

Real Estate Investment Trusts (REITs)—5.8%
Crown Castle International Corp.	179,850	21,053,241
Equity Residential	773,940	56,157,087
Park Hotels & Resorts, Inc.	1,209,970	36,383,798
Prologis, Inc.	245,690	16,991,920
Starwood Property Trust, Inc.	1,259,350	27,806,448
Uniti Group, Inc.	752,490	14,982,076
		173,374,570

Health Care—17.8%
Biotechnology—1.0%
Gilead Sciences, Inc.	424,570	29,724,146

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	Shares	Value
Health Care Equipment & Supplies—2.2%
Abbott Laboratories	905,230	$66,063,685

Health Care Providers & Services—5.9%
Anthem, Inc.	392,590	118,954,770
UnitedHealth Group, Inc.	204,450	55,242,390
		174,197,160

Pharmaceuticals—8.7%
AstraZeneca plc, Sponsored ADR	593,740	21,719,009
GlaxoSmithKline plc, Sponsored ADR	491,890	19,282,088
Merck & Co., Inc.	1,290,000	96,014,700
Novartis AG, Sponsored ADR	301,440	26,382,029
Pfizer, Inc.	2,229,280	94,632,936
		258,030,762

Industrials—5.2%
Aerospace & Defense—0.9%
Lockheed Martin Corp.	90,940	26,344,409

Airlines—0.6%
Delta Air Lines, Inc.	381,630	18,863,971

Electrical Equipment—1.8%
Eaton Corp. plc	696,460	53,105,075

Machinery—1.3%
Caterpillar, Inc.	291,490	38,814,808

Road & Rail—0.6%
Union Pacific Corp.	108,350	17,235,234

Information Technology—8.4%
Communications Equipment—3.3%
Cisco Systems, Inc.	2,061,270	97,477,458

IT Services—1.2%
International Business Machines Corp.	130,470	17,537,778
Mastercard, Inc., Cl. A	87,000	18,368,310
		35,906,088

Semiconductors & Semiconductor Equipment—0.9%
Texas Instruments, Inc.	258,940	26,070,079

Software—2.3%
Microsoft Corp.	643,660	67,217,414

Technology Hardware, Storage & Peripherals—0.7%
HP, Inc.	788,400	17,368,452

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STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Technology Hardware, Storage & Peripherals (Continued)
Western Digital Corp.	100,000	$ 4,499,000
		21,867,452

Materials—1.5%
Chemicals—0.4%
Eastman Chemical Co.	156,200	12,592,844

Containers & Packaging—0.5%
International Paper Co.	316,903	15,030,709

Metals & Mining—0.6%
Freeport-McMoRan, Inc.	1,515,620	17,641,817

Telecommunication Services—5.0%
Diversified Telecommunication Services—5.0%
AT&T, Inc.	3,426,230	102,992,474
CenturyLink, Inc.	1,040,020	15,933,106
Verizon Communications, Inc.	545,080	30,012,105
		148,937,685

Utilities—3.3%
Electric Utilities—3.3%
American Electric Power Co., Inc.	231,760	18,336,851
Avangrid, Inc.	323,500	16,132,945
Entergy Corp.	217,820	19,427,366
Exelon Corp.	518,130	24,745,889
NextEra Energy, Inc.	114,540	20,500,369
		99,143,420
Total Common Stocks (Cost $2,439,773,941)		2,793,805,897

Preferred Stock—1.4%
Becton Dickinson & Co., 6.125% Cv., Series A, Non-Vtg. (Cost $41,093,979)	688,589	42,348,224

	Principal Amount
Non-Convertible Corporate Bond and Note—0.0%
Reynolds American, Inc., 7.00% Sr. Unsec. Nts., 8/4/41 (Cost $358,810)[2]	$354,000	366,978

	Shares
Structured Securities—0.3%
Credit Suisse AG (London), WeatherFord International PLC Equity Linked Nts., 3/18/19	9,396,455	6,281,577
Credit Suisse AG (London), WeatherFord International PLC Equity Linked Nts., 3/19/19	4,678,000	3,122,565
Total Structured Securities (Cost $33,703,267)		9,404,142

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	Shares	Value
Investment Company—4.1%
Oppenheimer Institutional Government Money Market Fund, Cl. E, 2.35%[3,4]
(Cost $120,914,853)	120,914,853	$ 120,914,853
Total Investments, at Value (Cost $2,635,844,850)	100.0%	2,966,840,094
Net Other Assets (Liabilities)	0.0	(964,836)

Net Assets	100.0%	$ 2,965,875,258

Footnotes to Statement of Investments

1. Security is a Master Limited Partnership.

2. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $366,978 or 0.01% of the Fund’s net assets at period end.

3. Rate shown is the 7-day yield at period end.

4. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares October 31, 2018	Gross Additions	Gross Reductions	Shares January 31, 2019
Investment Company
Oppenheimer Institutional Government Money Market Fund, Cl. E	79,346,367	301,429,077	259,860,591	120,914,853

	Value	Income	Realized Gain (Loss)	Change in Unrealized Gain (Loss)
Investment Company
Oppenheimer Institutional Government Money Market Fund, Cl. E	$120,914,853	$459,064	$—	$—

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NOTES TO STATEMENT OF INVESTMENTS January 31, 2019 Unaudited

1. Organization

Oppenheimer Equity Income Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1) Value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close as described in Note 3.

(2) Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern Time, on each day the New York Stock Exchange (the “Exchange” or “NYSE”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if necessary.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded, or if no sales

6      OPPENHEIMER EQUITY INCOME FUND

3. Securities Valuation (Continued)

occurred, the security is valued at the mean between the quoted bid and asked prices. Over-the-counter equity securities are valued at the last published sale price, or if no sales occurred, at the mean between the quoted bid and asked prices. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the time when the Fund’s assets are valued.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, short-term notes, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, sometimes at lower prices than institutional round lot trades. Standard inputs generally considered by third-party pricing vendors include reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, as well as other appropriate factors.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers. Standard inputs generally considered by third-party pricing vendors include market information relevant to the underlying reference asset such as the price of financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates, or the occurrence of other specific events.

Securities for which market quotations are not readily available, or when a significant event has occurred that would materially affect the value of the security, are fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

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NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$257,600,637	$—	$—	$257,600,637
Consumer Staples	233,104,506	—	—	233,104,506
Energy	382,833,056	—	—	382,833,056
Financials	696,003,482	—	—	696,003,482
Health Care	528,015,753	—	—	528,015,753
Industrials	154,363,497	—	—	154,363,497
Information Technology	248,538,491	—	—	248,538,491
Materials	45,265,370	—	—	45,265,370
Telecommunication Services	148,937,685	—	—	148,937,685
Utilities	99,143,420	—	—	99,143,420
Preferred Stock	42,348,224	—	—	42,348,224
Non-Convertible Corporate Bond and Note	—	366,978	—	366,978
Structured Securities	—	9,404,142	—	9,404,142
Investment Company	120,914,853	—	—	120,914,853

Total Assets	$2,957,068,974	$9,771,120	$—	$2,966,840,094

Forward currency exchange contracts and futures contracts, if any, are reported at their

8      OPPENHEIMER EQUITY INCOME FUND

3. Securities Valuation (Continued)

unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

For the reporting period, there were no transfers between levels.

4. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Master Limited Partnerships (“MLPs”). MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter (“OTC”) market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. MLP common unit holders have a limited role in the partnership’s operations and management. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Fund sold its investment in the MLP.

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NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

4. Investments and Risks (Continued)

Structured Securities. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note’s market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Statement of Operations. The Fund records a realized gain or loss when a structured security is sold or matures.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income

10      OPPENHEIMER EQUITY INCOME FUND

5. Market Risk Factors (Continued)

securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Pending Acquisition

On October 18, 2018, Massachusetts Mutual Life Insurance Company, an indirect corporate parent of the Sub-Adviser and the Manager, announced that it has entered into an agreement whereby Invesco Ltd. (“Invesco”), a global investment management company, will acquire the Sub-Adviser (the “Transaction”). In connection with the Transaction, on January 11, 2019, the Fund’s Board unanimously approved an Agreement and Plan of Reorganization (the “Agreement”), which provides for the transfer of the assets and liabilities of the Fund to a corresponding, newly formed fund (the “Acquiring Fund”) in the Invesco family of funds (the “Reorganization”) in exchange for shares of the corresponding Acquiring Fund of equal value to the value of the shares of the Fund as of the close of business on the closing date. Although the Acquiring Fund will be managed by Invesco Advisers, Inc., the Acquiring Fund will, as of the closing date, have the same investment objective and substantially similar principal investment strategies and risks as the Fund. After the Reorganization, Invesco Advisers, Inc. will be the investment adviser to the Acquiring Fund, and the Fund will be liquidated and dissolved under applicable law and terminate its registration under the Investment Company Act of 1940, as amended. The Reorganization is expected to be a tax-free reorganization for U.S. federal income tax purposes.

The Reorganization is subject to the approval of shareholders of the Fund. Shareholders of record of the Fund on January 14, 2019 will be entitled to vote on the Reorganization and will receive a combined prospectus and proxy statement describing the Reorganization, the shareholder meeting, and a discussion of the factors the Fund’s Board considered in approving the Agreement. The combined prospectus and proxy statement is expected to be distributed to shareholders of record on or about February 28, 2019. The anticipated date of the shareholder meeting is on or about April 12, 2019.

If shareholders approve the Agreement and certain other closing conditions are satisfied or waived, the Reorganization is expected to close during the second quarter of 2019, or as soon as practicable thereafter. This is subject to change.

11      OPPENHEIMER EQUITY INCOME FUND

Item 2. Controls and Procedures.

(a)

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 1/31/2019, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)

There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Equity Income Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	3/15/2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	3/15/2019

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	3/15/2019